                    CENTENNIAL CALIFORNIA TAX EXEMPT TRUST
                    Supplement dated March 4, 2003 to the
          Statement of Additional Information dated November 1, 2002
The Statement of Additional Information is changed as follows:

1.    The following is added as the last paragraph under the section on page
   7 captioned "Rating of Securities--Portfolio Quality, Maturity and
   Diversification":

      "The Rating Organizations currently designated as  nationally-recognized
      statistical   rating   organizations  by  the  Securities  and  Exchange
      Commission  are  Standard  &  Poor's  (a  division  of  the  McGraw-Hill
      Companies),  Moody's Investors  Service,  Inc., Fitch, Inc. and Dominion
      Bond Rating Service Limited."

2.    The following is added to Appendix A on page A-3:

Dominion Bond Rating Service Limited ("DBRS")
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R-1: Short term debt rated "R-1 (high)" is of the highest credit quality,  and indicates  an entity which  possesses  unquestioned  ability to repay  current liabilities  as they  fall  due.  Entities  rated  in this  category  normally
maintain   strong   liquidity   positions,   conservative   debt   levels  and
profitability  which is both stable and above average.  Companies achieving an
"R-1  (high)"  rating are  normally  leaders in  structurally  sound  industry segments with proven track records,  sustainable  positive  future results and
no  substantial   qualifying  negative  factors.  Given  the  extremely  tough definition  which DBRS has established  for an "R-1 (high)",  few entities are strong enough to achieve this rating.  Short term debt rated "R-1 (middle)" is of  superior  credit  quality  and, in most  cases,  ratings in this  category differ from "R-1 (high)"  credits to only a small degree.  Given the extremely tough  definition  which  DBRS has for the "R-1  (high)"  category  (which few companies  are  able to  achieve),  entities  rated  "R-1  (middle)"  are also considered strong credits which typically  exemplify above average strength in key areas of  consideration  for debt  protection.  Short term debt rated "R-1
(low)" is of  satisfactory  credit quality.  The overall  strength and outlook for key liquidity,  debt and profitability ratios is not normally as favorable
as  with  higher  rating  categories,   but  these  considerations  are  still
respectable.  Any  qualifying  negative  factors  which  exist are  considered manageable,  and the  entity  is  normally  of  sufficient  size to have  some influence in its industry.

R-2:  Short term debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades  (high,  middle,  low),  debt  protection  ranges from having reasonable  ability for timely repayment to a level which is considered only just  adequate.  The  liquidity  and debt ratios of entities in the "R-2"
classification are not as strong as those in the "R-1" category,  and the past and future  trend may suggest  some risk of  maintaining  the  strength of key
ratios  in  these  areas.   Alternative   sources  of  liquidity  support  are
considered  satisfactory;  however,  even the strongest liquidity support will not improve the commercial paper rating of the issuer.  The size of the entity may restrict  its  flexibility,  and its relative  position in the industry is not typically as strong as the "R-1 credit".  Profitability  trends,  past and future,  may be less  favorable,  earnings not as stable,  and there are often negative  qualifying  factors  present  which  could also make the entity more vulnerable to adverse changes in financial and economic conditions.

March 4, 2003                                                       PX0180.003